UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2025

WINTRUST FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Illinois	001-35077	36-3873352
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9700 W. Higgins Road, Suite 800 Rosemont, Illinois	60018
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (847) 939-9000

Not Applicable

(Former name or former address, if changed since last year)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	WTFC	The NASDAQ Global Select Market
Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series D, no par value	WTFCM	The NASDAQ Global Select Market
Depositary Shares, Each Representing a 1/1,000th Interest in a Share of 6.875% Fixed-Rate Reset Non-Cumulative Perpetual Preferred Stock, Series E, no par value	WTFCP	The NASDAQ Global Select Market
Depositary Shares, Each Representing a 1/1,000th Interest in a Share of 7.875% Fixed-Rate Reset Non-Cumulative Perpetual Preferred Stock, Series F, no par value	WTFCN	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.        ☐

Item 8.01. Other Events.

On June 13, 2025, Wintrust Financial Corporation (the “Company”) announced and provided notice to holders of its Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series D (the “Series D Preferred Stock”), 6.875% Fixed-Rate Reset Non-Cumulative Perpetual Preferred Stock, Series E (the “Series E Preferred Stock”), and related depositary shares (the “Depositary Shares”), each representing a 1/1,000th interest in a share of the Series E Preferred Stock, that on July 15, 2025, the Company will redeem (i) all of the 5,000,000 issued and outstanding shares of Series D Preferred Stock for a redemption price of $25.00 per share; and (ii) all of the 11,500 issued and outstanding shares of Series E Preferred Stock and all of the related 11,500,000 issued and outstanding Depositary Shares for a redemption price of $25,000 per share of Series E Preferred Stock (or $25.00 per Depositary Share). These redemptions will be funded with a portion of the net proceeds from the Company's previously disclosed public offering of depositary shares, each representing a 1/1,000th interest in a share of its 7.875% Fixed-Rate Reset Non-Cumulative Perpetual Preferred Stock, Series F, which was completed on May 22, 2025.

The regular quarterly dividends on the Series D Preferred Stock and the Series E Preferred Stock represented by the Depositary Shares will be paid separately on July 15, 2025 to holders of record on July 1, 2025.

A press release announcing the Company’s intent to redeem the Series D Preferred Stock, Series E Preferred Stock and related Depositary Shares is attached to this report as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of Wintrust Financial Corporation, dated June 13, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINTRUST FINANCIAL CORPORATION

By:	/s/ Kathleen M. Boege
Kathleen M. Boege
Executive Vice President, Chief Legal Officer and Corporate Secretary

Date: June 13, 2025